UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2026 annual meeting of stockholders ("Annual Meeting") of Crown Castle Inc. ("Company") held on May 20, 2026, the Company's stockholders (1) elected each of the nine nominees for director, to serve until the Company's next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2026, and (3) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2026, for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	386,011,195	8,988,680	214,153	14,804,582
Andrea J. Goldsmith	392,438,473	2,460,447	315,108	14,804,582
Christian H. Hillabrant	394,069,958	930,095	213,975	14,804,582
Tammy K. Jones	388,902,297	6,079,367	232,364	14,804,582
Kevin T. Kabat	388,901,857	6,075,203	236,968	14,804,582
Anthony J. Melone	382,087,418	12,916,953	209,657	14,804,582
Katherine Motlagh	393,416,467	1,467,493	330,068	14,804,582
Kevin A. Stephens	392,138,054	2,838,273	237,701	14,804,582
Matthew Thornton, III	388,851,829	5,817,597	544,602	14,804,582

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
403,302,019	6,525,343	191,248	0

3) The non-binding, advisory vote to approve the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
348,903,606	45,961,809	348,613	14,804,582

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: May 20, 2026